Exhibit 99.1

FIRST QUARTER 2007

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Acquisitions/Sales / Development	9
• Dividends/Equity Offering / Leasing Information	10
• Leasing Information (continued) / Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14-16
• Select Financial Ratios	17
• Debt Analysis:
• Debt Breakdown/Future Repayments	18
• Debt Maturities	19
• Debt Detail	20

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	22
• Consolidated Balance Sheets	23
• Consolidated Statement of Changes in Stockholders’ Equity	24
• Statements of Funds from Operations	25
• Statements of Funds from Operations Per Diluted Share	26
• Reconciliation of Basic-to-Diluted Shares/Units	27

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	29
• Summary of Construction Projects	30
• Summary of Land Parcels	31
• Rental Property Sales/Rental Property Held For Sale	32

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	34-36
• Market Diversification (MSA’s)	37
• Industry Diversification (Top 30 Tenant Industries)	38
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	39
(b) Square Footage	40
(c) Base Rental Revenue	41
(d) Percentage Leased	42
• Consolidated Property Listing (by Property Type)	43-51
• Significant Tenants (Top 50 Tenants)	52-53
• Schedules of Lease Expirations (by Property Type)	54-58

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants operate;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

I. COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

I. COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $6.0 billion at March 31, 2007. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 300 properties, primarily class A office and office/flex buildings, totaling approximately 34.3 million square feet, serving as home to over 2,200 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2007)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	300
Total Square Feet	34.3 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	23.0 million square feet
Northeast Presence	33.1 million square feet
Common Shares and
Units Outstanding	83.0 million
Dividend-- Quarter/Annualized	$0.64/$2.56
Dividend Yield	5.4%
Total Market Capitalization	$6.0 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mark Yeager, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Equity Research Coverage

Banc of America Securities, LLC Ross Nussbaum (212) 847-5668	Keybanc Capital Markets Jordan Sadler (917) 368-2280
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Lehman Brothers David Harris (212) 526-1790
Citigroup Jonathan Litt (212) 816-0231	Merrill Lynch Ian Weissman (212) 449-6255
Deutsche Bank-North America Louis Taylor (212) 250-4912	Morgan Stanley David Cohen (212) 761-8564
Goldman Sachs & Co. Jonathan Habermann (917) 343-4260	Stifel Nicolaus & Company, Inc. John Guinee (410) 454-5520
Green Street Advisors Michael Knott (949) 640-8780	Wachovia Securities Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the first quarter 2007 equaled $18.6 million, or $0.28 per share, versus $32.6 million, or $0.52 per share, for the same quarter last year.

Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2007 amounted to $70.1 million, or $0.86 per share, versus $80.8 million, or $1.05 per share, for the quarter ended March 31, 2006.

Total revenues for the first quarter 2007 increased 27.1 percent to $193.7 million as compared to $152.4 million for the same quarter last year.

All per share amounts presented above are on a diluted basis.

The Company had 67,847,852 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 15,200,761 common operating partnership units outstanding as of March 31, 2007.

The Company had a total of 83,048,613 common shares/common units outstanding at March 31, 2007.

As of March 31, 2007, the Company had total indebtedness of approximately $2.0 billion, with a weighted average annual interest rate of 6.14 percent. The Company had a total market capitalization of $6.0 billion and a debt-to-undepreciated assets ratio of 37.8 percent at March 31, 2007. The Company had an interest coverage ratio of 3.3 times for the quarter ended March 31, 2007.

Acquisitions / Sales

In March, the Company reached an agreement with SL Green Realty Corporation to purchase the latter’s condominium interests in 125 Broad Street, a downtown Manhattan office tower, for $273 million. The condominium units being acquired are 100 percent leased, and include floors 2-16, and collectively comprise 39.6 percent, or 524,500 square feet, of the property. This investment will be the Company’s entry into the New York City office market.

In a related transaction, the Company stated that it would sell a Greenwich, Connecticut property at 500 West Putnam Avenue to SL Green Realty Corporation for $56 million. The property being sold is a four-story, 121,500 square-foot office building that is 96 percent leased.

Mack-Cali expects to complete both transactions in the second quarter.

Development

In February, the Company agreed to develop a 250,000 square-foot class A office building for Wyndham Worldwide Corporation (NYSE: WYN) for its corporate headquarters. The building, which Wyndham Worldwide has pre-leased for 15 years, will be developed on a land site located on Sylvan Way at Mack-Cali Business Campus in Parsippany, New Jersey. Wyndham Worldwide, one of the world’s largest hospitality companies, will relocate and expand its space into the new building from the approximately 180,000 square feet it currently occupies at the Campus’s 1 Sylvan Way and 10 Sylvan Way, which have been leased to other companies. It will also retain the 145,983 square feet of space it occupies at another building at the Campus, 7 Sylvan Way. With the new lease, Wyndham Worldwide leases a total of 395,983 square feet of space at the Campus.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Dividends

In March, the Company’s Board of Directors declared a cash dividend of $0.64 per common share (indicating an annual rate of $2.56 per common share) for the first quarter 2007, which was paid on April 16, 2007 to shareholders of record as of April 4, 2007.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period January 15, 2007 through April 14, 2007. The dividend was paid on April 16, 2007 to shareholders of record as of April 4, 2007.

Equity Offering

In February, the Company completed an underwritten public offering of 4,650,000 shares of common stock for net proceeds of approximately $252 million. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. were the underwriters for the offering. The net proceeds were used for repayment of debt and for general corporate purposes.

Leasing

Mack-Cali’s consolidated in-service portfolio was 92.2 percent leased at March 31, 2007, as compared to 92.0 percent at December 31, 2006.

For the quarter ended March 31, 2007, the Company executed 120 leases totaling 1,025,060 square feet, consisting of 621,236 square feet of office space, 394,774 square feet of office/flex space and 9,050 square feet of industrial/warehouse space. Of these totals, 284,349 square feet were for new leases and 740,711 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

IN NORTHERN NEW JERSEY:
-
Merrill Lynch signed a long-term expansion of 57,839 square feet at 101 Hudson Street in Jersey City, bringing its total presence in the building to almost 300,000 square feet. 101 Hudson Street is a 1.25 million square-foot office building that is 100 percent leased.

-
Daiichi Sankyo, Inc., a pharmaceutical company, signed a new 24-month lease for 46,000 square feet at 7 Campus Drive at the Mack-Cali Business Campus in Parsippany. 7 Campus Drive is a 154,395 square-foot office building and is 29.8 percent leased.

IN CENTRAL NEW JERSEY:
-
Utility provider Public Service Electric & Gas signed a three-year renewal of 46,191 square feet at 20 Commerce Drive in Cranford. 20 Commerce Drive is a 176,600 square-foot office building and is 100 percent leased.

IN WESTCHESTER COUNTY, NEW YORK:
-
Acorda Therapeutics, Inc., a biotechnology company, signed a transaction totaling 38,222 square feet, representing a 32-month expansion of 8,162 square feet and 23-month extension of 30,060 square feet at 15 Skyline Drive in the Mid-Westchester Executive Park in Hawthorne. The 55,000 square-foot office/flex building is 88.2 percent leased.

-
Montefiore Medical Center renewed its lease of 15,000 square feet for 10 years at 100 Corporate Boulevard at the South Westchester Executive Park in Yonkers. The 78,000 square-foot office/flex building is 98.3 percent leased.

IN FAIRFIELD COUNTY, CONNECTICUT:
-
The William Carter Company, a children’s wear manufacturer, renewed its lease of 41,762 square feet at 1000 Bridgeport Avenue in Shelton for one year. The 133,000 square-foot office building is 93.6 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

-
Whitman Breed Abbott & Morgan, LLC, a law firm, signed a new 16,482 square-foot lease for six years at 500 West Putnam Avenue in Greenwich. The 121,250 square-foot office building is 96.3 percent leased.

IN SUBURBAN PHILADELPHIA:
-
Xerimis, Inc., a clinical packaging firm, signed a transaction totaling 64,000 square feet, representing the entire office/flex building located at 102 Executive Drive at the Moorestown West Corporate Center in Moorestown, New Jersey. The lease represents a 10-year and six month expansion of 13,360 square feet and renewal of 50,640 square feet for six years and six months.

-
Sterling Medical Services, LLC, a medical-supply distributor, renewed its lease for the full 48,600 square-foot office/flex building located at 2 Twosome Drive at Moorestown West Corporate Center. The renewal carries a term of five years.

-
MDS Pharma Services (US), Inc., a global life sciences company, signed a five-year renewal of 47,120 square feet at 2200 Renaissance Boulevard in King of Prussia, Pennsylvania. The 174,124 square-foot office building is 74.9 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 26.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Key Financial Data

As of or for the three months ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Shares and Units:
Common Shares Outstanding	67,847,852	62,925,191	62,551,206	62,360,388	62,230,447
Common Units Outstanding (a)	15,200,761	15,342,283	15,595,825	15,681,625	15,558,056
Combined Shares and Units	83,048,613	78,267,474	78,147,031	78,042,013	77,788,503
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	80,981,701	78,026,613	77,944,623	77,780,362	76,317,652
Weighted Average- Diluted (c)	81,234,395	78,409,851	78,258,441	78,067,030	76,641,973

Common Share Price ($’s):
At the end of the period	47.63	51.00	51.80	45.92	48.00
High during period	56.52	55.37	53.66	47.47	48.37
Low during period	46.89	48.24	45.47	42.17	42.34

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	3,982,484	4,018,758	4,075,120	3,610,858	3,758,848
Total Debt	1,996,017	2,159,959	2,445,837	2,367,609	2,107,760
Total Market Capitalization	5,978,501	6,178,717	6,520,957	5,978,467	5,866,608
Total Debt/ Total Market Capitalization	33.39%	34.96%	37.51%	39.60%	35.93%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,473,403	4,422,889	4,668,761	4,622,422	4,314,965
Gross Book Value of Real Estate Assets	4,574,395	4,573,587	4,839,677	4,792,269	4,653,867
Total Liabilities	2,237,640	2,412,762	2,698,445	2,626,066	2,316,804
Total Minority Interests	472,149	482,220	483,055	491,761	485,581
Total Stockholders’ Equity	1,763,614	1,527,907	1,487,261	1,504,595	1,512,580
Total Revenues	193,739	196,603	201,685	183,332	152,395
Capitalized Interest	1,324	1,281	1,719	1,571	1,487
Scheduled Principal Payments	3,645	4,416	3,912	4,189	3,842
Interest Coverage Ratio	3.27	2.91	2.87	3.23	3.57
Fixed Charge Coverage Ratio	2.77	2.47	2.45	2.71	3.00
Net Income	19,079	67,924	16,511	27,134	33,097
Net Income Available to Common Shareholders	18,579	67,424	16,011	26,634	32,597
Earnings per Share—diluted	0.28	1.07	0.26	0.43	0.52
FFO per Share—diluted (e)	0.86	0.87	0.86	0.95	1.05
Dividends Declared per Share	0.64	0.64	0.64	0.63	0.63
FFO Payout Ratio—diluted (e)	74.15%	73.58%	74.64%	66.09%	59.78%

Portfolio Size:
Properties	300	300	321	319	277
Total Square Footage	34,294,734	34,294,734	36,066,424	35,826,085	30,874,247
Sq. Ft. Leased at End of Period (f) (g)	92.2%	92.0%	91.4%	90.7%	90.4%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)
Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at March 31, 2007, a lease with commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases that expire at the period end date.

(g)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended March 31,			%
	2007	2006	Change	Change

Total Property Revenues	$ 159,830	$149,487	$10,343	6.9

Real Estate Taxes	22,426	20,662	1,764	8.5
Utilities	16,661	14,453	2,208	15.3
Operating Services	21,645	19,855	1,790	9.0
Total Property Expenses:	60,732	54,970	5,762	10.5

GAAP Net Operating Income	99,098	94,517	4,581	4.8

Less: straight-lining of rents adj.	3,627	5,620	(1,993)	(35.5)

Net Operating Income	$ 95,471	$88,897	$6,574	7.4

Percentage Leased at Period End	92.3%	90.3%

Total Properties:	242

Total Square Footage:	27,150,893

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza (a)	1	Red Bank, NJ	100.0%	92,878	50.0%
Mack-Green-Gale	Bellemead Portfolio	25	New Jersey/Michigan	82.6%	3,446,596	50.0%
Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	28.8%	666,697	25.0%
Gale Kimball L.L.C.	100 Kimball Drive (b)	1	Parsippany, NJ	--	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%

Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	92.5%	527,015	10.0%
Boston-Filenes	Boston-Filenes	1	Boston, MA	n/a	1,200,000	15.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
55 Corporate Partners L.L.C.	Condominium Interest Vacant Land	n/a	Bridgewater, NJ	n/a	n/a	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%

(a)	The Company is developing a 92,878 square foot fully-leased office building for the venture.
(b)	The Venture is developing a 175,000 square foot office building.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2007 and December 31, 2006 (dollars in thousands):

March 31, 2007
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston-Filenes	NKFGMS Owners LLC	Combined Total
Assets:
Rental property, net	$11,250	$11,992	$67,819	$17,751	$479,024	$41,255	$58,343	$27,860	$17,000	$8,154	--	$242	$740,690
Other assets	1,625	825	11,486	2,089	72,453	28,419	5,721	654	--	887	$49,545	5,452	179,156
Total assets	$12,875	$12,817	$79,305	$19,840	$551,477	$69,674	$64,064	$28,514	$17,000	$9,041	$49,545	$5,694	$919,846
Liabilities and partners’/members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$14,906	$77,012	$12,694	$359,348	$52,800	$39,435	$16,710	--	$9,922	--	--	$582,827
Other liabilities	$529	409	3,288	23	36,125	7,224	1,072	--	--	--	$139	$4,622	53,431
Partners’/members’ capital (deficit):	12,346	(2,498)	(995)	7,123	156,004	9,650	23,557	11,804	$17,000	(881)	49,406	1,072	283,588
Total liabilities and partners’/members’ capital (deficit):	$12,875	$12,817	$79,305	$19,840	$551,477	$69,674	$64,064	$28,514	$17,000	$9,041	$49,545	$5,694	$919,846
Company’s investment in unconsolidated joint ventures	$6,093	--	--	$3,713	$118,684	$2,429	$5,754	$1,032	$8,500	$7,251	$14,976	$429	$168,861

December 31, 2006
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston-Filenes	NKFGMS Owners LLC	Combined Total
Assets:
Rental property, net	$11,404	$12,141	$69,303	$12,462	$480,867	$37,825	$48,699	$26,601	$17,000	$8,221	--	$239	$724,762
Other assets	1,408	841	11,170	3,309	76,897	25,025	5,916	654	--	909	$10,500	2,638	139,267
Total assets	$12,812	$12,982	$80,473	$15,771	$557,764	$62,850	$54,615	$27,255	$17,000	$9,130	$10,500	$2,877	$864,029
Liabilities and partners’/members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$14,936	$77,217	$8,673	$358,063	$47,761	$34,413	$15,350	--	$10,253	--	--	$566,666
Other liabilities	$532	257	4,944	8	39,497	4,839	587	--	--	--	--	$1,329	51,993
Partners’/members’ capital (deficit):	12,280	(2,211)	(1,688)	7,090	160,204	10,250	19,615	11,905	$17,000	(1,123)	$10,500	1,548	245,370
Total liabilities and partners’/members’ capital (deficit):	$12,812	$12,982	$80,473	$15,771	$557,764	$62,850	$54,615	$27,255	$17,000	$9,130	$10,500	$2,877	$864,029
Company’s investment in unconsolidated joint ventures	$6,060	--	--	$3,647	$119,061	$2,560	$6,669	$1,024	$8,500	$7,130	$5,250	$400	$160,301

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2007 and 2006 (dollars in thousands):

Three Months Ended March 31, 2007
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston-Filenes	NKFGMS Owners LLC	Combined Total
Total revenues	--	--	$259	$526	$8,938	--	$16,440	$2,868	$325	--	--	$524	$326	$8,990	$39,196
Operating and other expenses	--	--	(39)	(374)	(5,563)	--	(7,442)	(1,631)	(888)	$(9)	--	(19)	(261)	(8,918)	(25,144)
Depreciation and amortization	--	--	(154)	(175)	(1,478)	--	(6,735)	(751)	(1,624)	--	--	(88)	--	--	(11,005)
Interest expenses	--	--	--	(264)	(1,203)	--	(6,624)	(1,106)	(732)	(93)	--	(175)	--	--	(10,197)
Net income	--	--	$66	$(287)	$694	--	$(4,361)	$(620)	$(2,919)	$(102)	--	$242	$65	$72	$(7,150)
Company’s equity in earnings of unconsolidated joint ventures	--	--	$33	--	$347	--	$(1,736)	$(132)	$(904)	$(8)	--	$121	$19	$29	$(2,231)

Three Months Ended March 31, 2006
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston-Filenes	NKFGMS Owners LLC	Combined Total
Total revenues	--	$1,869	$126	$512	$7,829	--	--	--	--	--	--	--	--	--	$10,336
Operating and other expenses	--	(902)	(42)	(340)	(4,885)	--	--	--	--	--	--	--	--	--	(6,169)
Depreciation and amortization	--	(355)	(154)	(188)	(1,449)	--	--	--	--	--	--	--	--	--	(2,146)
Interest expenses	--	(725)	--	(236)	(950)	--	--	--	--	--	--	--	--	--	(1,911)
Net income	--	$(113)	$(70)	$(252)	$545	--	--	--	--	--	--	--	--	--	$110
Company’s equity in earnings of unconsolidated joint ventures	--	$10	$(35)	--	$272	--	--	--	--	--	--	--	--	--	$247

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2007	2006
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	44.62%	48.85%

Total Debt/ Total Market Capitalization (Market value) (%)	33.39%	35.93%

Total Debt/ Total Undepreciated Assets (%)	37.83%	41.64%

Secured Debt/ Total Undepreciated Assets (%)	6.23%	6.62%

	Three Months Ended March 31,
	2007	2006
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.27	3.57

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.92	3.18

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.77	3.00

FFO Payout (Dividends Declared/Funds from Operations) (%)	74.15%	59.78%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Debt Analysis
(as of March 31, 2007)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,667,415	83.54%	6.29%	5.05
Fixed Rate Secured Debt and Other Obligations	328,602	16.46%	5.38%	5.08
Totals/Weighted Average:	$1,996,017	100.00%	6.14%	5.05

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
April 1 - December 31, 2007	$14,773	--	$14,773	5.01%
2008	17,939	$12,563	30,502	5.25%
2009	10,695	300,000	310,695	7.41%
2010	2,793	334,500	337,293	5.26%
2011	3,580	300,000	303,580	7.91%
Thereafter	11,687	993,091	1,004,778	5.57%
Sub-total	61,467	1,940,154	2,001,621	6.14%
Adjustment for unamortized debt discount/premium, net, as of March 31, 2007	(5,604)	--	(5,604)	--
Totals/Weighted Average:	$55,863	$1,940,154	$1,996,017	6.14%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Debt Maturities
(dollars in thousands)

April 1 - December 31, 2007		2008	2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS
Secured Debt:
6404 Ivy Lane		$12,563										$12,563
Prudential Portfolio				$150,000								150,000
105 Challenger				19,500								19,500
2200 Renaissance Boulevard						$15,234						15,234
Soundview Plaza							$14,889					14,889
9200 Edmonston Road							4,229					4,229
6305 Ivy Lane								$5,707				5,707
6301 Ivy Lane								5,301				5,301
35 Waterview								18,185				18,185
395 West Passaic								9,636				9,636
500 West Putnam Avenue										$22,325		22,325
23 Main Street											$26,566	26,566
Total Secured Debt:	--	$12,563	--	$169,500	--	$15,234	$19,118	$38,829	--	$22,325	$26,566	$304,135

Unsecured Debt:
Unsecured credit facility			--									--
7.250% unsecured notes due 3/09			$300,000									$300,000
5.050% unsecured notes due 4/10				$150,000								150,000
7.835% unsecured notes due 12/10				15,000								15,000
7.750% unsecured notes due 2/11					$300,000							300,000
5.250% unsecured notes due 1/12						$100,000						100,000
6.150% unsecured notes due 12/12						94,914						94,914
5.820% unsecured notes due 3/13							$26,105					26,105
4.600% unsecured notes due 6/13							100,000					100,000
5.125% unsecured notes due 2/14								$200,000				200,000
5.125% unsecured notes due 1/15									$150,000			150,000
5.80% unsecured notes due 1/16										$200,000		200,000
Total Unsecured Debt:	--	--	$300,000	$165,000	$300,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	$1,636,019

Total Debt:	--	$12,563	$300,000	$334,500	$300,000	$210,148	$145,223	$238,829	$150,000	$222,325	$26,566	$1,940,154

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Debt Detail
(dollars in thousands)
		Effective	Principal Balance at
Property Name	Lender	Interest Rate	March 31, 2007	December 31, 2006	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$299,540	$299,481	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,833	149,819	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,338	299,295	02/15/11
5.250%, $100,000 Face Amount Notes	public debt	5.457%	99,064	99,015	01/15/12
6.150%, $94,914 Face Amount Notes	public debt	6.894%	92,104	91,981	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,447	25,420	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,822	99,815	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,648	201,708	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,279	149,256	01/15/15
5.800%, $200,000 Face Amount Notes	public debt	5.806%	200,673	200,692	01/15/16
Total Senior Unsecured Notes:			$1,631,748	$1,631,482

Revolving Credit Facilities:
2004 Unsecured Facility (b)	23 Lenders	Libor +0.650%	--	$145,000	11/23/09
Total Revolving Credit Facilities:			--	$145,000

Property Mortgages: (c)
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	--	$ 9,422	(d)
6303 Ivy Lane	State Farm Life Ins. Co.	5.567%	--	6,020	(e)
6404 Ivy Lane	TIAA	5.582%	$13,509	13,665	08/01/08
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	18,803	18,748	06/06/10
2200 Renaissance Boulevard	TIAA	5.888%	17,727	17,819	12/01/12
Soundview Plaza	TIAA	6.015%	17,906	18,013	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	5,198	5,232	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	7,239	7,285	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	12,898	12,996	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,780	6,821	07/01/14
35 Waterview	Wachovia CMBS	6.348%	20,259	20,318	08/11/14
500 West Putnam Avenue (g)	New York Life Ins. Co.	5.571%	25,000	25,000	01/10/16
23 Main Street	JP Morgan CMBS	5.587%	33,284	33,396	09/01/18
Assumed Obligations	n/a	4.907%	35,666	38,742	05/01/09	(h)
Total Mortgages, Loans Payable and Other Obligations:			$364,269	$383,477
Total Debt:			$1,996,017	$2,159,959

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $600 million.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	On February 5, 2007, the Company repaid this mortgage loan at par, using available cash.
(e)	On February 15, 2007, the Company repaid this mortgage loan at par, using available cash.
(f)	Mortgage is collateralized by seven properties.
(g)	Property securing this mortgage is under contract for sale and is included in Rental Property Held For Sale.
(h)	The obligations mature at various times through May 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended March 31,
Revenues	2007	2006
Base rents	$140,034	$127,975
Escalations and recoveries from tenants	26,225	21,003
Construction services	22,341	--
Real estate services	2,741	628
Other income	2,398	2,789
Total revenues	193,739	152,395

Expenses
Real estate taxes	23,519	20,816
Utilities	17,558	14,468
Operating services	24,766	20,260
Direct construction costs	20,911	--
General and administrative	11,071	8,775
Depreciation and amortization	41,514	36,578
Total expenses	139,339	100,897
Operating Income	54,400	51,498

Other (expense) income
Interest expense	(30,936)	(31,075)
Interest and other investment income	1,617	1,445
Equity in earnings (loss) of unconsolidated joint ventures	(2,231)	247
Minority interest in consolidated joint ventures	227	--
Gain on sale of investment in marketable securities	--	15,060
Total other (expense) income	(31,323)	(14,323)
Income from continuing operations before
Minority interest in Operating Partnership	23,077	37,175
Minority interest in Operating Partnership	(4,262)	(6,886)
Income from continuing operations	18,815	30,289
Discontinued operations (net of minority interest):
Income from discontinued operations	264	2,808
Net income	19,079	33,097
Preferred stock dividends	(500)	(500)
Net income available to common shareholders	$18,579	$32,597

Basic earnings per common share:
Income from continuing operations	$0.28	$0.48
Discontinued operations	--	0.05
Net income available to common shareholders	$0.28	$0.53

Diluted earnings per common share:
Income from continuing operations	$0.28	$0.48
Discontinued operations	--	0.04
Net income available to common shareholders	$0.28	$0.52

Dividends declared per common share	$0.64	$0.63

Basic weighted average shares outstanding	65,695	61,988

Diluted weighted average shares outstanding	81,234	76,642

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	March 31,	December 31,
Assets	2007	2006
Rental property
Land and leasehold interests	$656,514	$659,169
Buildings and improvements	3,523,319	3,549,699
Tenant improvements	347,141	356,495
Furniture, fixtures and equipment	8,388	8,224
	4,535,362	4,573,587
Less - accumulated depreciation and amortization	(802,196)	(796,793)
	3,733,166	3,776,794
Rental property held for sale, net	30,333	--
Net investment in rental property	3,763,499	3,776,794
Cash and cash equivalents	150,171	101,223
Investments in unconsolidated joint ventures	168,861	160,301
Unbilled rents receivable, net	104,934	100,847
Deferred charges and other assets, net	244,196	240,637
Restricted cash	16,288	15,448
Accounts receivable, net of allowance for doubtful accounts
of $2,486 and $1,260	25,454	27,639

Total assets	$4,473,403	$4,422,889

Liabilities and Stockholders’ Equity
Senior unsecured notes	$1,631,748	$1,631,482
Revolving credit facility	--	145,000
Mortgages, loans payable and other obligations	364,269	383,477
Dividends and distributions payable	53,651	50,591
Accounts payable, accrued expenses and other liabilities	119,969	122,134
Rents received in advance and security deposits	49,546	45,972
Accrued interest payable	18,457	34,106
Total liabilities	2,237,640	2,412,762

Minority interests:
Operating Partnership	470,270	480,103
Consolidated joint ventures	1,879	2,117
Total minority interests	472,149	482,220
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and
10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
67,847,852 and 62,925,191 shares outstanding	678	629
Additional paid-in capital	1,968,555	1,708,053
Dividends in excess of net earnings	(230,619)	(205,775)
Total stockholders’ equity	1,763,614	1,527,907

Total liabilities and stockholders’ equity	$4,473,403	$4,422,889

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders’ Equity
For the three months ended March 31, 2007
(in thousands) (unaudited)

	Preferred Stock		Common Stock		Additional Paid-In	Dividends in Excess of	Total Stockholders’
	Shares	Amount	Shares	Par value	Capital	Net Earnings	Equity
Balance at January 1, 2007	10	$25,000	62,925	$629	$1,708,053	$(205,775)	$1,527,907
Net income	--	--	--	--	--	19,079	19,079
Preferred stock dividends	--	--	--	--	--	(500)	(500)
Common stock dividends	--	--	--	--	--	(43,423)	(43,423)
Common Stock Offering	--	--	4,650	47	251,685	--	251,732
Redemption of common units for common stock	--	--	142	1	4,427	--	4,428
Shares issued under Dividend Reinvestment and Stock Purchase Plan	--	--	1	--	67	--	67
Stock options exercised	--	--	117	1	3,346	--	3,347
Stock options expense	--	--	--	--	33	--	33
Directors Deferred compensation plan	--	--	--	--	79	--	79
Issuance of restricted stock	--	--	13	--	--	--	--
Amortization of stock compensation	--	--	--	--	865	--	865

Balance at March 31, 2007	10	$25,000	67,848	$678	$1,968,555	$(230,619)	$1,763,614

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended March 31,
	2007	2006
Net income available to common shareholders	$18,579	$32,597
Add: Minority interest in Operating Partnership	4,262	6,886
Minority interest in discontinued operations	61	649
Real estate-related depreciation and amortization on continuing operations (a)	46,870	37,570
Real estate-related depreciation and amortization on discontinued operations	343	3,064
Funds from operations available to common shareholders (b)	$70,115	$80,766

Diluted weighted average shares/units outstanding (c)	81,234	76,642

Funds from operations per share/unit - diluted	$0.86	$1.05

Dividend declared per common share	$0.64	$0.63

Dividend payout ratios:
Funds from operations-diluted	74.15%	59.78%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$2,489	$1,955
Tenant improvements and leasing commissions	$11,773	$11,970
Straight-line rent adjustments (d)	$4,709	$6,393
Amortization of (above)/below market lease intangibles, net (e)	$567	$664

(a) Includes the Company’s share from unconsolidated joint ventures of $5,510 and $1,139 for the three months ended March 31, 2007 and 2006, respectively.
(b)  Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.

(c)  Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (15,287 shares and 14,330 shares for the three months ended March 31, 2007 and 2006, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 27.

(d) Includes the Company’s share from unconsolidated joint ventures of $797 and $209 for the three months ended March 31, 2007 and 2006, respectively.
(e) Includes the Company’s share from unconsolidated joint ventures of $271 and $0 for three months ended March 31, 2007 and 2006, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended March 31,
	2007	2006
Net income available to common shareholders	$0.28	$0.52
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.58	0.49
Real estate-related depreciation and amortization on discontinued operations	--	0.04
Funds from operations available to common shareholders (b)	$0.86	$1.05

Diluted weighted average shares/units outstanding (c)	81,234	76,642

(a) Includes the Company’s share from unconsolidated joint ventures of $0.07 and $0.01 for the three months ended March 31, 2007 and 2006, respectively.
(b)  Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.

(c)  Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (15,287 shares and 14,330 shares for the three months ended March 31, 2007 and 2006, respectively), plus dilutive Common Stock Equivalents (i.e.
           stock options). See reconciliation of basic to diluted shares/units on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended March 31,
	2007	2006
Basic weighted average shares outstanding:	65,695	61,988
Add: Weighted average common units	15,287	14,330
Basic weighted average shares/units:	80,982	76,318
Add: Stock options	252	324
Diluted weighted average shares/units outstanding:	81,234	76,642

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the year ended March 31, 2007

None

For the year ended December 31, 2006

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
02/28/06	Capital Office Park (b)	Greenbelt, Prince George’s County, MD	7	842,258	$166,011
05/09/06	35 Waterview Boulevard (c) (d)	Parsippany, Morris County, NJ	1	172,498	33,586
05/09/06	105 Challenger Road (c) (e)	Ridgefield Park, Bergen County, NJ	1	150,050	34,960
05/09/06	343 Thornall Street (c) (f)	Edison, Middlesex County, NJ	1	195,709	46,193
07/31/06	395 W. Passaic Street (g)	Rochelle Park, Bergen County, NJ	1	100,589	22,219
Total Property Acquisitions:			11	1,461,104	$302,969

(a)	Amounts are as of March 31, 2007.
(b)	This transaction was funded primarily through the assumption of $63.2 million of mortgage debt and the issuance of 1.9 million common operating partnership units valued at $87.2 million.
(c)	The property was acquired as part of the Gale/Green Transactions.
(d)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $20.4 million of mortgage debt.
(e)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $19.5 million of mortgage debt.
(f)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.
(g)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $13.1 million of mortgage debt.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 3/31/07	Total Estimated Costs	Current % Leased
Majority Owned:
AAA Operations Center	Hamilton, NJ	Office	2007-2Q	1	120,000	$16,530	$19,200	100.0%
Wyndham	Parsippany, NJ	Office	2008-4Q	1	250,000	--	64,837	100.0%
Sub-total:				2	370,000	16,530	84,037	100.0%

Unconsolidated Joint Ventures:
Red Bank Corporate Plaza	Red Bank, NJ	Office	2007-3Q	1	92,878	17,751	27,050	100.0%
Boston-Filenes	Boston, MA	Mixed-Use	n/a	1	1,200,000	99,090	630,000	n/a
100 Kimball	Parsippany, NJ	Office	2007-2Q	1	175,000	27,860	28,000	--
Sub-total:				3	1,467,878	144,701	685,050	6.3%
Grand Total:				5	1,837,878	$ 161,231	$769,087	25.2%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
55 Corporate Drive (a)	Bridgewater	NJ	30.0	200,000	Office
Horizon Center	Hamilton	NJ	5.3	68,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (a)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (a)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel (c)
Elmsford Distribution Center (d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree	Media	PA	2.3	15,200	Office
Capital Office Park (d)	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Total:			437.2	11,500,013

(a)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(b)	In addition, there are 21 acres of riparian property.
(c)	Hotel project can comprise up to 520 rooms.
(d)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Rental Property Sales
(dollars in thousands)

For the three months ended March 31, 2007

None

For the year ended December 31, 2006

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
06/28/06	Westage Business Center	Fishkill, Dutchess County, NY	1	118,727	$14,765	$10,872	$3,893
06/30/06	1510 Lancer Drive	Moorestown, Burlington County, NJ	1	88,000	4,146	3,134	1,012
11/10/06	Colorado portfolio	Various cities, Colorado	19	1,431,610	193,404	165,072	28,332
12/21/06	California portfolio	San Francisco, San Francisco County, CA	2	450,891	124,182	97,814	26,368
Total Office Property Sales:			23	2,089,228	$336,497	$276,892	$59,605

Rental Property Held For Sale
(dollars in thousands)

At March 31, 2007

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value at 3/31/07
Office:
500 West Putnam Avenue	Greenwich, Fairfield County, CT	1	121,250	$17,099
1000 Bridgeport Avenue	Shelton, Fairfield County, CT	1	133,000	13,233
Total Office Properties		2	254,250	$30,332

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

V. PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2007)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/06	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/07 (c)	Pct. Leased 3/31/07	Pct. Leased 12/31/06

Northern NJ	12,138,054	-	(243,353)	306,395	63,042	12,201,096	92.3%	91.9%
Central NJ	4,467,983	-	(98,157)	86,378	(11,779)	4,456,204	90.4%	90.6%
Westchester Co., NY	4,610,675	-	(209,480)	208,695	(785)	4,609,890	96.3%	96.3%
Sub. Philadelphia	3,252,336	-	(283,795)	295,453	11,658	3,263,994	90.4%	90.1%
Fairfield, CT	763,575	-	(82,824)	69,146	(13,678)	749,897	88.0%	89.6%
Washington, DC/MD	1,158,589	-	(27,246)	26,392	(854)	1,157,735	89.6%	89.6%
Rockland Co., NY	180,000	-	(32,601)	32,601	-	180,000	100.0%	100.0%
Totals	26,571,212	-	(977,456)	1,025,060	47,604	26,618,816	92.2%	92.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2006	28,866,247
Total sq. ft. of properties added / sold this period	-
Total sq. ft. as of March 31, 2007	28,866,247

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2007 aggregating 286,298 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Leasing Statistics
(For the three months ended March 31, 2007)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	35	260,386	101,740	158,646	5.7	28.20	1.78
	Office/Flex	4	46,009	27,733	18,276	5.2	15.83	2.10
Central NJ	Office	12	68,432	6,733	61,699	3.5	24.97	3.32
	Office/Flex	2	17,946	5,613	12,333	3.0	13.89	2.03
Westchester Co., NY	Office	13	49,226	4,700	44,526	5.7	29.34	3.19
	Office/Flex	19	150,419	31,277	119,142	4.1	19.06	2.06
	Industrial/Warehouse	2	9,050	-	9,050	5.3	17.47	0.98
Sub. Philadelphia	Office	10	115,053	24,048	91,005	4.7	24.39	3.25
	Office/Flex	7	180,400	29,400	151,000	6.0	10.38	0.77
Fairfield Co., CT	Office	9	69,146	16,482	52,664	3.0	25.56	2.15
Washington, DC/MD	Office	5	26,392	5,531	20,861	4.2	27.26	0.49
Rockland Co., NY	Office	2	32,601	31,092	1,509	7.0	23.93	3.08
Totals		120	1,025,060	284,349	740,711	5.0	21.90	1.97

Detail by Property Type
	Office	86	621,236	190,326	430,910	4.9	26.67	2.39
	Office/Flex	32	394,774	94,023	300,751	5.1	14.48	1.36
	Industrial/Warehouse	2	9,050	-	9,050	5.3	17.47	0.98

Company Totals		120	1,025,060	284,349	740,711	5.0	21.90	1.97

Tenant Retention:	Leases Retained	60.3%
	Sq. Ft. Retained	75.8%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)
Represents estimated workletter costs of $6,524,782 and commissions of $3,486,232 committed, but not necessarily expended, during the period for second generation space aggregating 1,020,721 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Leasing Statistics
(For the three months ended March 31, 2007)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/06	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/07	Pct. Leased 3/31/07	Pct. Leased 12/31/06
Northeast
Northern NJ	1,969,302	-	(6,223)	28,126	21,903	1,991,205	94.0%	93.0%
Central NJ	1,005,877	-	2,460	17,471	19,931	1,025,808	85.3%	83.6%
Rockland Co., NY	152,983	-	-	-	-	152,983	65.9%	65.9%
Boston, MA	344,312	-	(152,500)	-	(152,500)	191,812	28.8%	51.6%
Total Northeast	3,472,474	-	(156,263)	45,597	(110,666)	3,361,808	79.7%	82.3%

Other
Troy, MI	859,181	-	(3,410)	10,694	7,284	866,465	71.7%	71.1%
Total Other	859,181	-	(3,410)	10,694	7,284	866,465	71.7%	71.1%

Company Totals	4,331,655	-	(159,673)	56,291	(103,382)	4,228,273	77.9%	79.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2006	5,428,487
Total sq. ft. of properties added /sold this period	-
Total sq. ft. as of March 31, 2007	5,428,487

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	4	28,126	22,032	6,094	8.6	25.38	3.87
Central NJ	4	17,471	17,471	-	13.7	20.79	4.49
Total Northeast	8	45,597	39,503	6,094	10.6	23.62	4.15

Other
Troy, MI	4	10,694	-	10,694	3.5	19.19	2.69
Total Other	4	10,694	-	10,694	3.5	19.19	2.69

Company Totals	12	56,291	39,503	16,788	9.2	22.78	3.56

(a)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c)	Represents estimated workletter costs of $205,740 and commissions of $123,591 committed, but not necessarily expended, during the period for second generation space aggregating 23,759 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	111,622,664	19.5	5,847,318	20.3
Jersey City, NJ	111,550,104	19.4	4,317,978	15.0
Bergen-Passaic, NJ	92,820,002	16.2	4,602,401	15.9
New York, NY (Westchester-Rockland Counties)	92,569,389	16.1	4,968,420	17.2
Philadelphia, PA-NJ	54,679,993	9.5	3,529,994	12.2
Washington, DC-MD-VA-WV	30,877,896	5.4	1,292,807	4.5
Monmouth-Ocean, NJ	25,452,014	4.4	1,620,863	5.6
Middlesex-Somerset-Hunterdon, NJ	20,186,347	3.5	986,760	3.4
Trenton, NJ	17,258,077	3.0	767,365	2.7
Stamford-Norwalk, CT	13,385,423	2.3	706,510	2.4
Bridgeport, CT	2,247,132	0.4	145,487	0.5
Atlantic-Cape May, NJ	1,879,867	0.3	80,344	0.3

Totals	574,528,908	100.0	28,866,247	100.0

(a)
Annualized base rental revenue is based on actual March 2007 billings times 12. For leases whose rent commences after April 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at March 31, 2007, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring March 31, 2007 aggregating 286,298 feet and representing annualized rent of $4,538,882 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	101,835,018	17.7	3,814,804	14.7
Manufacturing	47,648,107	8.3	2,307,478	8.8
Insurance Carriers & Related Activities	46,110,035	8.0	2,055,926	7.8
Computer System Design Services	31,708,215	5.5	1,493,262	5.7
Credit Intermediation & Related Activities	28,290,220	4.9	1,136,363	4.3
Telecommunications	26,597,440	4.6	1,262,375	4.8
Legal Services	24,454,295	4.3	976,181	3.7
Health Care & Social Assistance	24,439,416	4.3	1,208,021	4.6
Wholesale Trade	22,031,233	3.8	1,414,787	5.4
Scientific Research/Development	21,644,266	3.8	969,392	3.7
Other Professional	18,299,015	3.2	813,819	3.1
Accounting/Tax Prep.	17,185,588	3.0	724,888	2.8
Retail Trade	16,521,247	2.9	997,993	3.8
Public Administration	15,795,747	2.7	610,340	2.3
Advertising/Related Services	14,950,245	2.6	621,150	2.4
Other Services (except Public Administration)	12,682,894	2.2	695,137	2.7
Information Services	10,716,426	1.9	468,080	1.8
Arts, Entertainment & Recreation	9,206,774	1.6	563,141	2.1
Real Estate & Rental & Leasing	9,105,761	1.6	425,253	1.6
Construction	8,517,617	1.5	403,928	1.5
Broadcasting	7,464,541	1.3	474,532	1.8
Architectural/Engineering	7,456,994	1.3	341,898	1.3
Utilities	7,066,088	1.2	340,090	1.3
Data Processing Services	5,783,374	1.0	245,949	0.9
Transportation	5,496,426	1.0	299,524	1.1
Educational Services	5,395,615	0.9	272,450	1.0
Publishing Industries	4,585,552	0.8	237,215	0.9
Admin & Support, Waste Mgt. & Remediation Svcs.	4,130,060	0.7	262,409	1.0
Specialized Design Services	3,681,407	0.6	158,590	0.6
Management of Companies & Finance	3,669,957	0.6	148,009	0.6
Other	12,059,335	2.2	479,005	1.9

Totals	574,528,908	100.0	26,221,989	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)
Annualized base rental revenue is based on actual March 2007 billings times 12. For leases whose rent commences after April 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at March 31, 2007, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring March 31, 2007 aggregating 286,298 square feet and representing annualized rent of $4,538,882 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Consolidated Portfolio Analysis (a)
(as of March 31, 2007)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	98	38.4%	49	19.2%	--	--	--	--	--	--	147	57.6%
New York	20	7.8%	41	16.1%	6	2.4%	2	0.8%	2	0.8%	71	27.9%
Pennsylvania	18	7.0%	--	--	--	--	--	--	--	--	18	7.0%
Connecticut	4	1.6%	5	2.0%	--	--	--	--	--	--	9	3.6%
Wash., D.C./ Maryland	10	3.9%	--	--	--	--	--	--	--	--	10	3.9%
TOTALS By Type:	150	58.7%	95	37.3%	6	2.4%	2	0.8%	2	0.8%	255	100.0%

(a) Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Consolidated Portfolio Analysis (a)
(as of March 31, 2007)

Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	17,537,754	60.8%	2,189,531	7.6%	--	--	--	--	19,727,285	68.4%
New York	2,214,908	7.7%	2,348,812	8.1%	387,400	1.3%	17,300	0.1%	4,968,420	17.2%
Pennsylvania	2,025,738	7.0%	--	--	--	--	--	--	2,025,738	7.0%
Connecticut	578,997	2.0%	273,000	0.9%	--	--	--	--	851,997	2.9%
Wash., D.C./ Maryland	1,292,807	4.5%	--	--	--	--	--	--	1,292,807	4.5%
TOTALS By Type:	23,650,204	82.0%	4,811,343	16.6%	387,400	1.3%	17,300	0.1%	28,866,247	100.0%

(a) Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Consolidated Portfolio Analysis (a)
(Year ended March 31, 2007)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	362,446	65.1%	18,544	3.3%	--	--	--	--	--	--	380,990	68.4%
New York	51,045	9.2%	33,351	6.0%	4,213	0.8%	437	0.1%	299	0.1%	89,345	16.2%
Pennsylvania	41,252	7.4%	--	--	--	--	--	--	--	--	41,252	7.4%
Connecticut	11,810	2.1%	3,924	0.7%	--	--	--	--	--	--	15,734	2.8%
Wash., D.C./ Maryland	28,694	5.2%	--	--	--	--	--	--	--	--	28,694	5.2%
TOTALS By Type:	495,247	89.0%	55,819	10.0%	4,213	0.8%	437	0.1%	299	0.1%	556,015	100.0%

(a)	Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended March 31, 2007, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Consolidated Portfolio Analysis (a) (b)
(as of March 31, 2007)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	91.8%	92.9%	--	--	91.9%
New York	94.9%	97.5%	98.1%	100.0%	96.4%
Pennsylvania	88.2%	--	--	--	88.2%
Connecticut	83.1%	98.4%	--	--	88.0%
Washington, D.C./ Maryland	89.6%	--	--	--	89.6%
WEIGHTED AVG. By Type:	91.4%	95.5%	98.1%	100.0%	92.2%

(a)	Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at March 31, 2007, a lease with commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), as well as leases expiring March 31, 2007 aggregating 286,298 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	955	0.17	23.63
200 Decadon Drive	1991	39,922	100.0	942	0.17	23.60

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,464	0.62	24.22
Fort Lee
One Bridge Plaza	1981	200,000	55.3	2,251	0.40	20.35
2115 Linwood Avenue	1981	68,000	54.0	1,202	0.22	32.73
Little Ferry
200 Riser Road	1974	286,628	100.0	2,066	0.37	7.21
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.14	16.69
135 Chestnut Ridge Road	1981	66,150	88.9	1,444	0.26	24.55
Paramus
15 East Midland Avenue	1988	259,823	100.0	5,498	0.99	21.16
140 East Ridgewood Avenue	1981	239,680	92.1	4,872	0.88	22.07
461 From Road	1988	253,554	98.6	6,080	1.09	24.32
650 From Road	1978	348,510	93.8	7,858	1.41	24.04
61 South Paramus Avenue	1985	269,191	100.0	6,839	1.23	25.41
Ridgefield Park
105 Challenger Road (e)	1992	150,050	87.5	3,815	0.69	32.43
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.25	27.07
365 West Passaic Street	1976	212,578	99.0	4,291	0.77	20.39
395 West Passaic Street (e)	1979	100,589	93.2	1,458	0.26	23.26
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.34	15.72
10 Mountainview Road	1986	192,000	99.3	4,336	0.78	22.74
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.35	21.86
470 Chestnut Ridge Road	1987	52,500	94.6	639	0.11	12.87
530 Chestnut Ridge Road	1986	57,204	100.0	1,165	0.21	20.37
50 Tice Boulevard	1984	235,000	100.0	6,135	1.10	26.11
300 Tice Boulevard	1991	230,000	100.0	6,155	1.11	26.76

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	98.4	1,392	0.25	19.12
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.19	14.09
232 Strawbridge Drive	1986	74,258	98.8	1,461	0.26	19.91

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,528	1.35	30.42
Roseland
101 Eisenhower Parkway	1980	237,000	96.2	5,532	0.99	24.26
103 Eisenhower Parkway	1985	151,545	81.0	2,953	0.53	24.06
105 Eisenhower Parkway	2001	220,000	86.1	4,274	0.77	22.56

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	92.8	5,437	0.98	14.65
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,002	3.24	23.65
Harborside Financial Center Plaza 3	1990	725,600	98.5	17,909	3.22	25.06
Harborside Financial Center Plaza 4-A	2000	207,670	99.1	6,640	1.19	32.26
Harborside Financial Center Plaza 5	2002	977,225	98.0	35,468	6.38	37.04
101 Hudson Street	1992	1,246,283	100.0	29,943	5.40	24.03

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.25	14.45
Princeton
103 Carnegie Center	1984	96,000	84.9	2,340	0.42	28.71
3 Independence Way	1983	111,300	49.9	973	0.17	17.52
100 Overlook Center	1988	149,600	100.0	3,789	0.68	25.33
5 Vaughn Drive	1987	98,500	94.0	2,460	0.44	26.57

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (c) (e)	1991	195,709	100.0	2,885	0.52	16.45
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.44	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.32	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	43.6	1,753	0.32	12.09
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	0	0.00	0.00
Plainsboro
500 College Road East	1984	158,235	95.7	4,050	0.73	26.74
Woodbridge
581 Main Street	1991	200,000	100.0	5,159	0.93	25.80

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	64.8	479	0.09	16.60
3 Paragon Way	1991	66,898	58.4	811	0.15	20.76
4 Paragon Way	2002	63,989	100.0	1,118	0.20	17.47
100 Willowbrook Road	1988	60,557	74.8	821	0.15	18.12
Holmdel
23 Main Street	1977	350,000	100.0	4,130	0.74	11.80
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,026	0.54	24.68
One River Centre Bldg. 2	1983	120,360	100.0	2,800	0.50	23.26
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,393	0.79	21.88
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.43	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	463	0.08	21.46
1350 Campus Parkway	1990	79,747	99.9	1,585	0.29	19.90

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	99.4	4,103	0.74	24.55

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.28	21.05
201 Littleton Road	1979	88,369	88.6	1,775	0.32	22.67
Morris Township
412 Mt. Kemble Avenue	1986	475,100	33.5	334	0.06	2.10
Parsippany
4 Campus Drive	1983	147,475	90.0	2,720	0.49	20.49
6 Campus Drive	1983	148,291	79.9	2,500	0.45	21.10
7 Campus Drive	1982	154,395	29.8	0	0.00	0.00
8 Campus Drive	1987	215,265	100.0	6,265	1.13	29.10
9 Campus Drive	1983	156,495	87.4	3,703	0.67	27.07
4 Century Drive	1981	100,036	71.9	1,545	0.28	21.48
5 Century Drive	1981	79,739	67.2	1,724	0.31	32.17
6 Century Drive	1981	100,036	72.4	345	0.06	4.76
2 Dryden Way	1990	6,216	100.0	93	0.02	14.96
4 Gatehall Drive	1988	248,480	86.8	5,234	0.94	24.27
2 Hilton Court	1991	181,592	100.0	5,088	0.92	28.02
1633 Littleton Road	1978	57,722	100.0	1,131	0.20	19.59
600 Parsippany Road	1978	96,000	94.7	1,304	0.23	14.34
1 Sylvan Way	1989	150,557	100.0	3,602	0.65	23.92
5 Sylvan Way	1989	151,383	100.0	3,973	0.71	26.24
7 Sylvan Way	1987	145,983	100.0	3,219	0.58	22.05
35 Waterview Boulevard (e)	1990	172,498	92.2	3,870	0.70	27.16
5 Wood Hollow Road	1979	317,040	96.7	5,948	1.07	19.40

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	100.0	1,527	0.27	20.36
Totowa
999 Riverview Drive	1988	56,066	100.0	1,083	0.19	19.32

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	615	0.11	20.68
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.24	19.92
Bernards
106 Allen Road	2000	132,010	97.0	3,050	0.55	23.82
Bridgewater
721 Route 202/206	1989	192,741	97.0	3,982	0.72	21.30

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,745	0.85	25.99
Cranford
6 Commerce Drive	1973	56,000	88.1	1,065	0.19	21.59
11 Commerce Drive (c)	1981	90,000	75.9	1,180	0.21	17.27
12 Commerce Drive	1967	72,260	95.1	967	0.17	14.07
14 Commerce Drive	1971	67,189	87.3	1,212	0.22	20.66
20 Commerce Drive	1990	176,600	100.0	4,512	0.81	25.55
25 Commerce Drive	1971	67,749	95.0	1,423	0.26	22.11
65 Jackson Drive	1984	82,778	95.5	1,883	0.34	23.82

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
New Providence
890 Mountain Avenue	1977	80,000	87.1	1,775	0.32	25.47

Total New Jersey Office		17,537,754	91.8	362,446	65.17	22.63

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,250	0.76	23.61

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	94.4	1,113	0.20	19.65
101 Executive Boulevard	1971	50,000	42.6	497	0.09	23.33
555 Taxter Road	1986	170,554	100.0	4,183	0.75	24.53
565 Taxter Road	1988	170,554	100.0	4,165	0.75	24.42
570 Taxter Road	1972	75,000	95.9	1,829	0.33	25.43
Hawthorne
1 Skyline Drive	1980	20,400	99.0	370	0.07	18.32
2 Skyline Drive	1987	30,000	98.9	491	0.09	16.55
7 Skyline Drive	1987	109,000	95.3	2,594	0.47	24.97
17 Skyline Drive	1989	85,000	51.7	719	0.13	16.36
19 Skyline Drive	1982	248,400	100.0	4,471	0.80	18.00
Tarrytown
200 White Plains Road	1982	89,000	92.5	1,756	0.32	21.33
220 White Plains Road	1984	89,000	95.9	1,820	0.33	21.32
White Plains
1 Barker Avenue	1975	68,000	97.3	1,748	0.31	26.42
3 Barker Avenue	1983	65,300	91.0	1,590	0.29	26.76
50 Main Street	1985	309,000	98.0	9,246	1.66	30.53
11 Martine Avenue	1987	180,000	96.1	4,806	0.86	27.78
1 Water Street	1979	45,700	100.0	1,082	0.19	23.68
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,833	0.51	25.29
3 Executive Plaza	1987	58,000	100.0	1,482	0.27	25.55

Total New York Office		2,214,908	94.9	51,045	9.18	24.29

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,592	0.29	27.41
1055 Westlakes Drive	1990	118,487	90.2	2,747	0.49	25.70
1205 Westlakes Drive	1988	130,265	75.8	2,295	0.41	23.24
1235 Westlakes Drive	1986	134,902	97.7	2,829	0.51	21.46

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.46	26.85
200 Stevens Drive	1987	208,000	100.0	5,598	1.01	26.91
300 Stevens Drive	1992	68,000	100.0	1,590	0.29	23.38
Media
1400 Providence Road - Center I	1986	100,000	96.8	2,073	0.37	21.42
1400 Providence Road - Center II	1990	160,000	94.2	3,298	0.59	21.88

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	98.4	2,526	0.45	20.41
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,366	0.25	22.71
5 Sentry Parkway East	1984	91,600	33.4	858	0.15	28.04
5 Sentry Parkway West	1984	38,400	31.5	442	0.08	36.54
16 Sentry Parkway	1988	93,093	98.4	2,238	0.40	24.43
18 Sentry Parkway	1988	95,010	97.6	2,107	0.38	22.72
King of Prussia
2200 Renaissance Boulevard	1985	174,124	74.9	3,076	0.55	23.59
Lower Providence
1000 Madison Avenue	1990	100,700	76.4	918	0.17	11.93
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	92.0	3,148	0.57	20.40

Total Pennsylvania Office		2,025,738	88.2	41,252	7.42	23.09

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue (f)	1973	121,250	96.3	3,362	0.60	28.79
Norwalk
40 Richards Avenue	1985	145,487	71.2	2,485	0.45	23.99
Shelton
1000 Bridgeport Avenue (f)	1986	133,000	93.6	2,341	0.42	18.81
Stamford
1266 East Main Street	1984	179,260	76.2	3,622	0.65	26.52

Total Connecticut Office		578,997	83.1	11,810	2.12	24.53

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	5,654	1.02	33.35
1400 L Street, NW	1987	159,000	90.6	4,969	0.89	34.49

Total District of Columbia Office		328,549	95.5	10,623	1.91	33.87

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	922	0.17	23.83
6301 Ivy Lane	1979	112,003	84.7	1,936	0.35	20.41
6303 Ivy Lane	1980	112,047	87.4	2,492	0.45	25.45
6305 Ivy Lane	1982	112,022	76.3	1,627	0.29	19.04
6404 Ivy Lane	1987	165,234	77.9	2,716	0.49	21.10
6406 Ivy Lane	1991	163,857	100.0	2,724	0.49	16.62
6411 Ivy Lane	1984	138,405	89.1	2,839	0.51	23.02
Lanham
4200 Parliament Place	1989	122,000	91.2	2,815	0.51	25.30

Total Maryland Office		964,258	87.5	18,071	3.26	21.41

TOTAL OFFICE PROPERTIES		23,650,204	91.4	495,247	89.06	23.01

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	90.4	455	0.08	7.80
5 Terri Lane	1992	74,555	91.7	606	0.11	8.86
Moorestown
2 Commerce Drive	1986	49,000	76.3	337	0.06	9.01
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	220	0.04	6.55
201 Commerce Drive	1986	38,400	75.0	172	0.03	5.97
202 Commerce Drive	1988	51,200	100.0	307	0.06	6.00
1 Executive Drive	1989	20,570	81.1	156	0.03	9.35
2 Executive Drive	1988	60,800	84.7	386	0.07	7.50
101 Executive Drive	1990	29,355	99.7	279	0.05	9.53
102 Executive Drive	1990	64,000	100.0	255	0.05	3.98
225 Executive Drive	1990	50,600	67.6	134	0.02	3.92
97 Foster Road	1982	43,200	75.5	151	0.03	4.63
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	90.5	313	0.06	6.55
1247 North Church Street	1998	52,790	77.5	364	0.07	8.90
1256 North Church Street	1984	63,495	100.0	440	0.08	6.93
840 North Lenola Road	1995	38,300	100.0	367	0.07	9.58
844 North Lenola Road	1995	28,670	100.0	180	0.03	6.28
915 North Lenola Road	1998	52,488	100.0	296	0.05	5.64
2 Twosome Drive	2000	48,600	100.0	408	0.07	8.40
30 Twosome Drive	1997	39,675	100.0	148	0.03	3.73
31 Twosome Drive	1998	84,200	100.0	470	0.08	5.58
40 Twosome Drive	1996	40,265	100.0	285	0.05	7.08
41 Twosome Drive	1998	43,050	77.7	219	0.04	6.55
50 Twosome Drive	1997	34,075	100.0	245	0.04	7.19

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	193	0.03	14.54
200 Horizon Drive	1991	45,770	100.0	591	0.11	12.91
300 Horizon Drive	1989	69,780	100.0	1,141	0.21	16.35
500 Horizon Drive	1990	41,205	100.0	613	0.11	14.88

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.12	18.71
1340 Campus Parkway	1992	72,502	100.0	947	0.17	13.06
1345 Campus Parkway	1995	76,300	100.0	937	0.17	12.28
1433 Highway 34	1985	69,020	76.4	385	0.07	7.30
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	221	0.04	10.44

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.10	13.71
2 Center Court	1998	30,600	99.3	268	0.05	8.82
11 Commerce Way	1989	47,025	100.0	558	0.10	11.87
20 Commerce Way	1992	42,540	58.9	128	0.02	5.11
29 Commerce Way	1990	48,930	100.0	711	0.13	14.53
40 Commerce Way	1987	50,576	85.7	679	0.12	15.67
45 Commerce Way	1992	51,207	96.4	358	0.06	7.25
60 Commerce Way	1988	50,333	85.8	559	0.10	12.94
80 Commerce Way	1996	22,500	100.0	305	0.05	13.56
100 Commerce Way	1996	24,600	100.0	334	0.06	13.58
120 Commerce Way	1994	9,024	100.0	125	0.02	13.85
140 Commerce Way	1994	26,881	99.5	374	0.07	13.98

Total New Jersey Office/Flex		2,189,531	92.9	18,544	3.34	9.12

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	424	0.08	13.33
75 Clearbrook Road	1990	32,720	100.0	702	0.13	21.45
125 Clearbrook Road	2002	33,000	100.0	712	0.13	21.58
150 Clearbrook Road	1975	74,900	100.0	987	0.18	13.18
175 Clearbrook Road	1973	98,900	100.0	1,567	0.28	15.84
200 Clearbrook Road	1974	94,000	99.8	1,277	0.23	13.61
250 Clearbrook Road	1973	155,000	97.3	1,455	0.26	9.65
50 Executive Boulevard	1969	45,200	98.2	482	0.09	10.86
77 Executive Boulevard	1977	13,000	100.0	239	0.04	18.38
85 Executive Boulevard	1968	31,000	93.8	407	0.07	14.00
300 Executive Boulevard	1970	60,000	100.0	540	0.10	9.00
350 Executive Boulevard	1970	15,400	98.8	296	0.05	19.45
399 Executive Boulevard	1962	80,000	100.0	917	0.16	11.46
400 Executive Boulevard	1970	42,200	100.0	783	0.14	18.55
500 Executive Boulevard	1970	41,600	94.3	641	0.12	16.34
525 Executive Boulevard	1972	61,700	83.6	807	0.15	15.65
1 Westchester Plaza	1967	25,000	100.0	333	0.06	13.32
2 Westchester Plaza	1968	25,000	100.0	509	0.09	20.36
3 Westchester Plaza	1969	93,500	100.0	526	0.09	5.63
4 Westchester Plaza	1969	44,700	99.8	647	0.12	14.50
5 Westchester Plaza	1969	20,000	88.9	297	0.05	16.70
6 Westchester Plaza	1968	20,000	100.0	311	0.06	15.55
7 Westchester Plaza	1972	46,200	100.0	764	0.14	16.54
8 Westchester Plaza	1971	67,200	100.0	922	0.17	13.72
Hawthorne
200 Saw Mill River Road	1965	51,100	88.8	664	0.12	14.63
4 Skyline Drive	1987	80,600	92.2	1,300	0.23	17.49
5 Skyline Drive	1980	124,022	100.0	1,632	0.29	13.16
6 Skyline Drive	1980	44,155	100.0	400	0.07	9.06
8 Skyline Drive	1985	50,000	98.7	666	0.12	13.50
10 Skyline Drive	1985	20,000	100.0	301	0.05	15.05

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
11 Skyline Drive	1989	45,000	100.0	803	0.14	17.84
12 Skyline Drive	1999	46,850	85.1	663	0.12	16.63
15 Skyline Drive	1989	55,000	88.2	664	0.12	13.69
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,370	0.25	17.87
200 Corporate Boulevard South	1990	84,000	99.8	1,480	0.27	17.65
4 Executive Plaza	1986	80,000	100.0	1,146	0.21	14.33
6 Executive Plaza	1987	80,000	100.0	1,356	0.24	16.95
1 Odell Plaza	1980	106,000	98.0	1,464	0.26	14.09
3 Odell Plaza	1984	71,065	100.0	1,597	0.29	22.47
5 Odell Plaza	1983	38,400	84.8	574	0.10	17.63
7 Odell Plaza	1984	42,600	99.6	726	0.13	17.11

Total New York Office/Flex		2,348,812	97.5	33,351	6.00	14.56

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,311	0.24	14.90
500 West Avenue	1988	25,000	82.3	375	0.07	18.23
550 West Avenue	1990	54,000	100.0	879	0.16	16.28
600 West Avenue	1999	66,000	100.0	804	0.14	12.18
650 West Avenue	1998	40,000	100.0	555	0.10	13.88

Total Connecticut Office/Flex		273,000	98.4	3,924	0.71	14.61

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	95.5	55,819	10.05	12.15

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	86	0.02	13.03
2 Warehouse Lane	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane	1957	77,200	100.0	324	0.06	4.20
4 Warehouse Lane	1957	195,500	97.4	2,167	0.39	11.38
5 Warehouse Lane	1957	75,100	97.1	964	0.17	13.22
6 Warehouse Lane	1982	22,100	100.0	513	0.09	23.21

Total Industrial/Warehouse Properties		387,400	98.1	4,213	0.76	11.08

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.04	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	242	0.04	30.25

Total Retail Properties		17,300	100.0	437	0.08	25.26

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total Land Leases		--	--	299	0.05	--

TOTAL PROPERTIES		28,866,247	92.2	556,015 (g)	100.00	20.96

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at March 31, 2007, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring March 31, 2007 aggregating 286,298 square feet (representing 1.0 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended March 31, 2007, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)
Base rent for the 12 months ended March 31, 2007, divided by net rentable square feet leased at March 31, 2007. For those properties acquired during the 12 months ended March 31, 2007, amounts are annualized, as per Note e.

(e)
As this property was acquired by the Company during the 12 months ended March 31, 2007, the amounts represented in 2007 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property’s full year results. For comparison purposes, the amounts represented in 2007 average base rent per sq. ft. for this property have been calculated by taking 2007 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at March 31, 2007. These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended March 31, 2007.

(f)	This property was identified as held for sale by the Company as of March 31, 2007 and is classified as discontinued operations in the financial statements.
(g)	Includes $5,703 pertaining to properties as held for sale, which are classified as discontinued operations in the financial statements.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of March 31, 2007, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
New Cingular Wireless PCS LLC	4	10,366,346	1.7	460,973	1.9	2014	(b)
Morgan Stanley D.W. Inc.	5	9,395,415	1.5	381,576	1.5	2013	(c)
United States Of America-GSA	12	8,595,165	1.5	285,684	1.1	2015	(d)
Credit Suisse First Boston	1	7,940,235	1.4	234,331	0.9	2012	(e)
Keystone Mercy Health Plan	2	7,897,031	1.4	303,149	1.2	2015
National Union Fire Insurance	1	7,711,023	1.3	317,799	1.2	2012
Prentice-Hall Inc.	1	7,694,097	1.3	474,801	1.8	2014
DB Services New Jersey, Inc.	1	7,551,990	1.3	281,920	1.1	2017
Forest Laboratories Inc.	2	6,961,107	1.2	202,857	0.8	2017	(f)
Allstate Insurance Company	10	6,462,793	1.1	269,594	1.0	2017	(g)
Toys 'R' Us - NJ Inc.	1	6,072,651	1.1	242,518	0.9	2012
ICAP Securities USA LLC	1	5,973,008	1.0	159,834	0.6	2017
American Institute of Certified Public Accountants	1	5,817,181	1.0	249,768	1.0	2012
TD Ameritrade Online Holdings	1	5,637,193	1.0	184,222	0.7	2015
IBM Corporation	3	5,562,770	1.0	310,263	1.2	2012	(h)
Merrill Lynch Pierce Fenner	3	5,286,879	0.9	306,125	1.2	2017	(i)
KPMG, LLP	3	4,784,243	0.8	181,025	0.7	2012	(j)
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Bank Of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.7	137,076	0.5	2009
AT&T Corp.	1	3,805,000	0.7	275,000	1.0	2014
Vonage America Inc.	1	3,780,000	0.7	350,000	1.3	2017
Wyndham Worldwide Corporation	1	3,773,775	0.7	150,951	0.6	2009
Samsung Electronics America	1	3,678,028	0.6	131,300	0.5	2010
Citigroup Global Markets Inc.	5	3,492,988	0.6	132,475	0.5	2016	(k)
SSB Realty LLC	1	3,492,830	0.6	114,519	0.4	2009
Daiichi Sankyo Inc.	3	3,488,344	0.6	136,366	0.5	2012	(l)
E*Trade Financial Corporation	1	3,456,141	0.6	106,573	0.4	2022
Lehman Brothers Holdings Inc.	1	3,420,667	0.6	207,300	0.8	2010
Montefiore Medical Center	5	3,397,583	0.6	163,529	0.6	2019	(m)
Hewlett-Packard Company	1	3,346,048	0.6	163,857	0.6	2008
Wyndham Worldwide Operations	1	3,065,643	0.5	145,983	0.6	2011
Dow Jones & Company Inc.	1	3,057,773	0.5	92,312	0.4	2012
High Point Safety & Insurance	2	2,694,417	0.5	116,358	0.4	2020
American Home Assurance Co.	2	2,686,732	0.5	131,174	0.5	2019	(n)
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
Moody’s Investors Service	1	2,671,149	0.5	91,344	0.3	2011	(o)
United States Life Ins. Co.	1	2,520,000	0.4	180,000	0.7	2013
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2016
IXIS North America Inc.	1	2,408,679	0.4	83,629	0.3	2021
Regus Business Centre Corp.	2	2,321,656	0.4	79,805	0.3	2011
Movado Group Inc	1	2,283,547	0.4	90,050	0.3	2013
Lonza Inc.	1	2,236,200	0.4	89,448	0.3	2007
Deloitte & Touche USA LLP	1	2,171,275	0.4	86,851	0.3	2007
Nextel of New York Inc.	2	2,093,440	0.4	97,436	0.4	2014	(p)
Norris McLaughlin & Marcus PA	1	2,085,912	0.4	86,913	0.3	2017
Bearingpoint Inc.	1	2,065,834	0.4	77,956	0.3	2011
GAB Robins North America Inc.	2	2,049,674	0.4	84,649	0.3	2009	(q)
Barr Laboratories Inc.	1	2,030,087	0.4	89,510	0.3	2015
Sumitomo Mitsui Banking Corp.	2	2,027,861	0.4	71,153	0.3	2016
UBS Financial Services Inc.	3	1,949,797	0.3	73,250	0.3	2016	(r)

		214,971,639	37.4	8,966,014	34.2

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual March, 2007 billings times 12. For leases whose rent commences after April 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	50,660 square feet expire 2007; 4,783 square feet expire in 2008; 333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(c)	19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.
(d)
39,833 square feet expire in 2007; 7,008 square feet expire in 2008; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 58,392 square feet expire in 2013; 4,879 square feet expire in 2014; 154,455 square feet expire in 2015.

(e)	152,378 feet expire in 2011; 81,953 square feet expire in 2012.
(f)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(g)
32,035 square feet expire in 2007; 31,143 square feet expire in 2008; 22,185 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011; 53,983 square feet expire in 2017.

(h)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(i)	7,485 square feet expire in 2008; 4,451 square feet expire in 2009; 294,189 square feet expire in 2017.
(j)	23,807 square feet expire in 2007; 46,440 square feet expire in 2009; 33,397 square feet expires in 2010; 77,381 square feet expire in 2012.
(k)	19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.
(l)	46,000 square feet expire in 2009; 5,315 square feet expire in 2011; 85,051 square feet expire in 2012.
(m)	33,542 square feet expire in 2009; 5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 86,065 square feet expire in 2019.
(n)	14,056 square feet expire in 2008; 117,118 square feet expire in 2019.
(o)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010; 11,807 square feet expire in 2011.
(p)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(q)	75,049 square feet expire in 2008; 9,600 square feet expire in 2009.
(r)	21,554 square feet expire in 2010; 17,383 square feet expire in 2013; 34,313 square feet expire in 2016.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007 (c)
Northern NJ	47	581,976	2.2	12,844,764	22.07	2.2
Central NJ	26	161,060	0.6	3,843,219	23.86	0.7
Westchester Co., NY	58	270,199	1.0	5,351,908	19.81	0.9
Sub. Philadelphia	33	187,050	0.7	2,873,036	15.36	0.5
Fairfield, CT	10	35,075	0.1	899,050	25.63	0.1
Washington, DC/MD	12	64,988	0.3	1,645,108	25.31	0.3
Rockland Co., NY	3	14,580	0.1	403,220	27.66	0.1
TOTAL - 2007	189	1,314,928	5.0	27,860,305	21.19	4.8

2008
Northern NJ	85	690,355	2.7	16,360,246	23.70	2.8
Central NJ	52	316,041	1.2	7,361,477	23.29	1.3
Westchester Co., NY	130	670,168	2.6	11,433,351	17.06	2.0
Sub. Philadelphia	65	614,042	2.3	8,751,781	14.25	1.5
Fairfield, CT	12	55,790	0.2	1,674,315	30.01	0.3
Washington, DC/MD	27	298,550	1.1	6,793,090	22.75	1.2
Rockland Co., NY	7	44,580	0.2	1,168,406	26.21	0.2
TOTAL - 2008	378	2,689,526	10.3	53,542,666	19.91	9.3

2009
Northern NJ	119	1,170,881	4.5	29,201,011	24.94	5.1
Central NJ	47	413,964	1.6	9,870,800	23.84	1.7
Westchester Co., NY	96	557,184	2.1	11,332,820	20.34	2.0
Sub. Philadelphia	43	282,189	1.1	4,624,474	16.39	0.8
Fairfield, CT	21	98,804	0.4	2,065,043	20.90	0.3
Washington, DC/MD	17	64,583	0.2	1,645,712	25.48	0.3
Rockland Co., NY	8	24,935	0.1	594,785	23.85	0.1
TOTAL - 2009	351	2,612,540	10.0	59,334,645	22.71	10.3

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010	349	2,794,927	10.7	59,667,369	21.35	10.4

2011	343	3,466,073	13.2	79,232,234	22.86	13.8

2012	233	2,766,261	10.6	63,686,318	23.02	11.1

2013	154	2,486,769	9.5	55,292,908	22.23	9.6

2014	91	1,640,024	6.2	36,072,720	22.00	6.3

2015	58	2,141,098	8.1	46,121,152	21.54	8.0

2016	52	788,527	3.0	15,245,095	19.30	2.7

2017	60	1,992,548	7.6	45,670,605	22.92	8.0

2018 and thereafter	55	1,528,768	5.8	32,802,891	21.46	5.7
Totals/Weighted
Average	2,313	26,221,989	(d) 100.0	574,528,908	21.91	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2007 billings times 12. For leases whose rent commences after April 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2007 aggregating 286,298 square feet and representing annualized rent of $4,538,882 for which no new leases were signed.
(d)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,221,989
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	396,827
Square footage unleased	2,247,431
Total net rentable square footage (does not include land leases)	28,866,247

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007 (c)
Northern NJ	43	560,546	2.6	12,537,630	22.37	2.5
Central NJ	26	161,060	0.8	3,843,219	23.86	0.8
Westchester Co., NY	38	104,072	0.5	3,048,669	29.29	0.6
Sub. Philadelphia	21	91,745	0.4	2,103,957	23.93	0.4
Fairfield, CT	9	28,075	0.1	815,050	29.03	0.2
Washington, DC/MD	12	64,988	0.3	1,645,108	25.31	0.3
Dutchess/Rockland Co., NY	3	14,580	0.1	403,220	27.66	0.1
TOTAL - 2007	152	1,025,066	4.8	24,396,853	23.80	4.9

2008
Northern NJ	81	636,073	3.0	15,671,161	24.64	3.1
Central NJ	45	275,477	1.3	6,747,042	24.49	1.3
Westchester Co., NY	66	192,879	0.9	5,061,088	26.24	1.0
Sub. Philadelphia	40	333,644	1.6	6,888,889	20.65	1.4
Fairfield, CT	12	55,790	0.3	1,674,315	30.01	0.3
Washington, DC/MD	27	298,550	1.4	6,793,090	22.75	1.3
Dutchess/Rockland Co., NY	7	44,580	0.2	1,168,406	26.21	0.2
TOTAL - 2008	278	1,836,993	8.7	44,003,991	23.95	8.6

2009
Northern NJ	110	1,101,588	5.2	28,282,448	25.67	5.5
Central NJ	42	379,098	1.8	9,454,514	24.94	1.9
Westchester Co., NY	56	241,588	1.1	6,331,736	26.21	1.2
Sub. Philadelphia	26	159,481	0.8	3,618,322	22.69	0.7
Fairfield, CT	18	78,229	0.4	1,682,819	21.51	0.3
Washington, DC/MD	17	64,583	0.3	1,645,712	25.48	0.3
Dutchess/Rockland Co., NY	8	24,935	0.1	594,785	23.85	0.1
TOTAL - 2009	277	2,049,502	9.7	51,610,336	25.18	10.0

2010	269	1,992,932	9.4	48,738,378	24.46	9.6

2011	283	2,975,511	14.0	73,376,621	24.66	14.4

2012	176	2,219,343	10.5	56,521,346	25.47	11.1

2013	114	2,035,490	9.6	48,939,676	24.04	9.6

2014	77	1,470,193	6.9	33,733,274	22.94	6.6

2015	45	1,978,947	9.3	44,102,986	22.29	8.6

2016	39	487,528	2.3	11,233,839	23.04	2.2

2017	49	1,880,000	8.8	43,911,499	23.36	8.6

2018 and thereafter	45	1,278,703	6.0	29,693,126	23.22	5.8
Totals/Weighted Average	1,804	21,230,208	100.0	510,261,925	24.03	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2007 billings times 12. For leases whose rent commences after April 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2007 aggregating 214,723 square feet and representing annualized rent of $3,902,570 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007 (c)
Northern NJ	4	21,430	0.4	307,134	14.33	0.6
Central NJ	-	-	-	-	-	-
Westchester Co., NY	19	161,177	3.5	2,217,108	13.76	3.7
Sub. Philadelphia	12	95,305	2.1	769,079	8.07	1.3
Fairfield, CT	1	7,000	0.2	84,000	12.00	0.1
TOTAL - 2007	36	284,912	6.2	3,377,321	11.85	5.7

2008
Northern NJ	4	54,282	1.2	689,085	12.69	1.2
Central NJ	7	40,564	0.9	614,435	15.15	1.0
Westchester Co., NY	60	384,570	8.3	5,883,871	15.30	9.8
Sub. Philadelphia	25	280,398	6.1	1,862,892	6.64	3.1
Fairfield, CT	-	-	-	-	-	-
TOTAL - 2008	96	759,814	16.5	9,050,283	11.91	15.1

2009
Northern NJ	9	69,293	1.5	918,563	13.26	1.5
Central NJ	5	34,866	0.8	416,286	11.94	0.7
Westchester Co., NY	34	257,313	5.6	4,015,471	15.61	6.7
Sub. Philadelphia	17	122,708	2.7	1,006,152	8.20	1.7
Fairfield, CT	3	20,575	0.4	382,224	18.58	0.7
TOTAL - 2009	68	504,755	11.0	6,738,696	13.35	11.3

2010	79	773,995	16.8	10,620,991	13.72	17.8

2011	59	482,962	10.5	5,760,613	11.93	9.6

2012	57	546,918	11.9	7,164,972	13.10	12.0

2013	31	388,343	8.5	5,521,932	14.22	9.2

2014	14	169,831	3.7	2,339,446	13.78	3.9

2015	13	162,151	3.5	2,018,166	12.45	3.4

2016	11	165,917	3.6	2,592,895	15.63	4.3

2017	11	112,548	2.5	1,759,106	15.63	2.9

2018 and thereafter	9	242,065	5.3	2,884,765	11.92	4.8
Totals/Weighted
Average	484	4,594,211	100.0	59,829,186	13.02	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2007 billings times 12. For leases whose rent commences after April 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(c)	Includes leases expiring March 31, 2007 aggregating 71,575 square feet and representing annualized rent of $636,312 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2007, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007	1	4,950	1.3	86,131	17.40	2.1

2008	4	92,719	24.4	488,392	5.27	12.1

2009	5	48,983	12.9	790,613	16.14	19.7

2010	1	28,000	7.4	308,000	11.00	7.7

2011	1	7,600	2.0	95,000	12.50	2.4

2013	9	62,936	16.5	831,300	13.21	20.7

2016	2	135,082	35.5	1,418,361	10.50	35.3
Totals/Weighted
Average	23	380,270	100.0	4,017,797	10.57	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2007 billings times 12. For leases whose rent commences after April 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2007, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	46.4

2018 and thereafter	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted
Average	2	17,300	100.0	420,000	24.28	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual April 2007 billings times 12. For leases whose rent commences after April 1, 2007 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007